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                                                             Exhibit 10.7
STATE OF SOUTH CAROLINA      )
                             )         LEASE
COUNTY OF GREENVILLE         )

    THIS INDENTURE OF LEASE, made at Greenville, South Carolina, the 19th day of June, 1992, by and between C. E. Runion, who, together with his heirs, executors, administrators, successors, and assigns, is hereinafter referred to as the "Lessor" and DOUBLE ENVELOPE CORPORATION, who, together with its successors and assigns, is hereinafter referred to as "Lessee",

                           W I T N E S S E T H:

    1. PROPERTY TO BE LEASED. For the terms and conditions as hereinafter set forth, the Lessor does hereby lease to the Lessee the real property located on Highway 25, Travelers Rest, Greenville County, South Carolina, and more particularly described in Exhibit A attached hereto and made a part hereof by reference with improvements thereon, erected thereon and all of the appurtenances upon the property, all of which are hereinafter referred to collectively as the "leased premises".

    2. TERM. To have and to hold for a term of five (5) years, commencing on June 19th, 1992 and ending on June 18, 1997.

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    3.   AUTHORIZED USE.  Lessee shall use the leased premises for purposes of operating a manufacturing facility and all other lawful purposes.

    4. RENT. Lessee hereby covenants to pay to Lessor Four Hundred Forty One Thousand One Hundred Eighty and No/100 ($441,180.00)

         Dollars as rental for the leased premises for the base term of this Lease, the sum of Eighty Eight Thousand Two Hundred thirty Six and no/100's ($88,236.00) Dollars per annum, payable in equal installments in advance in the amount of Seven Thousand Three Hundred Fifty Three ($7,353.00) Dollars each per month, upon the first day of each month during the term of this Lease.

    5.   TAXES.

    (a) Lessee shall pay, during the term of this Lease, to the public officers charged with the collection thereof, promptly as the same shall become due, all current real estate taxes and assessments, both general and special, beginning with such taxes and assessments which shall become due and payable upon and after the date of the commencement of this Lease, and that may hereafter, during the term of this Lease, be levied, assessed, charged, or imposed upon the leased premises described herein and/or the improvements which now or hereafter may be located thereon. Any partial year to be prorated by the parties.

    (b) Lessee shall, during the term of this Lease and all extensions or renewals thereof, pay, as the same become due,

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all sales tax, personal property tax or use tax, if any, imposed by state law or by city or county ordinance upon any property or improvement actually purchased and installed by Lessee to be used in the course of its business, or inventory stored on the premises by Lessee.

    (c) If the real estate taxes and assessments, both general and special, assessed against the premises for any lease year shall exceed such taxes assessed against the premises for the first tax year during which the leased premises shall be assessed as improved property, for the said lease year, Lessee shall pay to Lessors as rent, in addition to all other rents payable, the amount of such excess.

    6.  INSURANCE.

    (a) Lessee shall maintain insurance in the minimum amount of $750,000.00 during the term of this Lease, and shall pay the cost of initial and renewal premiums therefor and present receipted bills therefor to Lessee, which shall cover Lessors and Lessee, as their interests shall appear, insuring the leased premises against loss or damage by fire, lightning, and such perils as are from time to time comprehended within the term "Extended Coverage", provided, however, that should Lessee change its use, add a fixture or do any other act or cause any other act to be done which increases the insurance rate to the Lessor over and above what it would ordinarily have been, then said increase must be borne by Lessee and shall be payable by Lessee upon ten

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(10) day notice of said increase and is to be considered as part of the rent hereunder. Insurance on the contents and trade fixtures installed by Lessee shall be the responsibility of Lessee.

    (b) Lessee shall maintain public liability insurance against claims for bodily injury or death and for injury to or destruction of property occurring upon, in or about, or arising from the leased premises, such insurance to afford protection to a limit of not less than Three Hundred Thousand ($300,000.00) Dollars in respect to bodily injury or death suffered by any one person, and to the limit of not less than Five Hundred Thousand ($500,000.00) Dollars in respect to any one occurrence, and to the limit of not less than Fifty Thousand ($50,000.00) Dollars in respect to damage to or destruction of property arising out of any one accident. Said policy of insurance shall name both Lessee and Lessor as insureds, as their interest may appear.

    (c) All insurance provided for in this Section 6 shall be effected by Lessee through insurers satisfactory to Lessor and Lessee under valid and enforceable policies which may be blanket policies, and certificates of such policies shall be delivered to Lessor upon request.

    7. CONDITION OF THE PREMISES. The property contains 46,400 square feet of floor space. Lessee agrees not to make any changes, alterations, or additions about the leased property without first obtaining the written consent of the Lessors except

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as permitted in Paragraph 8 below.  All plumbing, mechanical and HVAC equipment and systems will be placed in good working order by the Lessor prior to the commencement of the Lease term. The Lessor will properly paint the office area, cafeteria, restrooms and outside trim, gutters and downspouts prior to the commencement of the Lease. Lessor agrees to install exhaust fans in the bathrooms and to pay one-half of re-doing and beautifying of the parking lot and installation of exit emergency lights. Provided, however, in no event shall Lessor's share exceed $6,000.00.

    8. REPAIR AND CARE OF LEASED PREMISES. Lessee will not commit any waste of the leased premises. Lessee shall not use or permit the use of the leased premises in violation of any present or future applicable law of the United States or of the State of South Carolina, or in violation of any present or future applicable municipal ordinance or regulation. Lessee may, but at Lessee's own cost and expense and in a good and workmanlike manner, make such alterations and improvements on the leased premises to include drilling holes in concrete floor to secure equipment as Lessee may require for the conduct of Lessee's business and without, however, materially altering the basic character of the leased premises and the building or improvements thereon or weakening any structure on the leased premises. Lessor shall be responsible for the maintenance of the roof of the leased premises and all exterior repairs except for damages

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caused by Tenant.  Lessee shall be responsible for all interior items, including plumbing, electrical, carpets, walls and repairs on the heating system and air conditioning. Lessee shall keep the entrance ways and parking areas reasonably free from ice and snow and at all times keep the leased premises in clean and orderly condition.

    9. UTILITIES. Lessee shall pay all charges for heat, gas, electricity, water, and other public utilities used on the leased premises.

    10. REMOVAL OF IMPROVEMENTS. If requested by the Lessor at the termination of this Lease, Lessee shall, at Lessee's sole expense, remove all installations, alterations, or improvements made by Lessee in or on the leased premises or make such other disposition thereof as Lessors shall approve. All alterations, improvements, furnishings, trade fixtures, equipment, and other personal property installed in or on the leased premises by Lessee and paid for by Lessee shall remain the property of Lessee and may be removed by Lessee upon the termination of this Lease, provided that (a) any of such items as are affixed to the leased premises and require severance may be removed only if Lessee shall repair any damage caused by such removal and (b) Lessee shall have fully performed all of the covenants and agreements to be performed by Lessee under the provisions of this Lease. If the Lessee fails to remove any items referred to hereinabove from the leased premises within

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thirty (30) days following the termination of this Lease, all such alterations, additions, and improvements shall become the property of the Lessor unless Lessor elects to require their removal.

    11.  DAMAGE OR DESTRUCTION.

      (a) Except as expressly herein provided, no destruction of or damage to the leased premises shall entitle Lessee to surrender possession of the leased premises or to terminate this Lease. Lessor agrees that in the event of any damage to or destruction of any buildings and improvements, or either of them situated on the leased premises occasioned by fire or other hazards insured against under the policies of insurance hereinbefore referred to, then Lessor shall commence restoration or repair of the leased premises as promptly as possible after occurrence of such damage or destruction, and shall substantially complete such restoration or repair with reasonable diligence.

      (b) In the event Lessee is deprived of any of the occupancy of any part of the leased premises, by reason of or in consequence of any such damage or destruction, whether or not insured against, provided the same is not occasioned by the act or acts of Lessee, Lessee's officers, employees, or agents, then Lessee's obligation to pay rent shall be reduced in proportion to the time during which and to the area of the building of which the Lessee shall be so deprived because of such damage or destruction or the repair and restoration thereof.

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    (c) It is, however, expressly understood and agreed, anything hereinbefore contained which may appear to the contrary notwithstanding, that if any damage or destruction of the building and improvements at the time located on said leased premises shall occur during the last six (6) months of the term of this Lease, both Lessor and Lessee shall have the option, upon giving written notice of the exercise thereof to the other party, within thirty (30) days after the happening of such damage or destruction, to terminate this Lease, in which case any and all obligations of Lessor to restore said building and improvements shall likewise terminate. Provided, however, Lessee may elect to renew for additional five year term in which event the Lessor will restore or repair as hereinabove provided. Provided, however, such election must be communicated to Lessor within thirty (30) days after destruction notwithstanding Paragraph 24. In the case of the termination of this Lease, Lessee shall be required to pay rent only up to the time of such termination, and the portion of any rent paid in advance, apportioned as aforesaid, covering the period of time subsequent to such termination, shall be refunded by Lessor to Lessee.

    12. LIABILITY FOR DAMAGE; INDEMNIFICATION. Lessee agrees to indemnify Lessors against, and to defend and hold Lessor free and harmless from, any and all claims due to injury of persons (unless caused by the sole negligence of Lessor or any facilities to be maintained by Lessor) arising out of Lessee's

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occupancy and/or use of the leased premises, during the term of this Lease or extension hereof, or any other holdover occupancy.

    Except as provided above, Lessee further agrees to indemnify Lessor against, and to defend and hold Lessor free and harmless from, any and all claims of any kind or nature arising from Lessee's use of the leased premises during the term of this Lease or any extension hereof, or any other holdover occupancy, and Lessee hereby waives all claims against Lessor for damage to goods, wares, and merchandise and any and all other property, due to any cause whatsoever, except the sole negligence of Lessor during the term of this Lease or extension hereof, or any other holdover occupancy.

    13. ASSIGNING AND SUBLETTING. Lessee shall not sublet the leased premises or any part thereof nor assign this Lease, without in each case the prior written consent of Lessor which consent will not be unreasonably witheld. Any consent by Lessor to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. In the event that Lessee shall at any time, during the term of this Lease or any renewal or extension hereof, or any other holdover occupancy, sublet all or any part of the leased premises or assign this Lease, either with the consent of Lessor, then, and in such event, it is hereby mutually agreed that Lessee shall nevertheless remain primarily liable under all of the terms, covenants, and conditions of this Lease. If this Lease be

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assigned, or if the leased premises or any part thereof be subleased or occupied by anybody other than Lessee, Lessor may, after default by Lessee, collect from the assignee, sublessee, or occupant all rental or other charges herein reserved, but such collection by Lessor shall not be deemed an acceptance of the assignee, sublessee, or occupant as a tenant nor a release of Lessee from the performance by Lessee of Lessee's obligations under this Lease.

    Notwithstanding the foregoing, the Lessor agrees that this Lease may be collaterally assigned to First Union National Bank or any other lender requiring such assignment from the Lessee. The Lessor further agrees to give notice of any default by Lessee to any such lender provided the lender has given the Lessor notice of the assignment and an address for delivery of notice. Any such lender shall have the right, but not the obligation, to cure any default for and on behalf of the Lessee within the time allowed for curing default as provided herein. In the event that any lender shall succeed to the rights of the Lessee pursuant to the terms of its assignment, the Lessor agrees to acknowledge such lender as Lessee hereunder with all rights and privileges, so long as such lender performs all of the obligations to be performed by Lessee under this Lease. The Lessor further acknowledges that First Union National Bank has a security interest in the personal property of Lessee on the premises. The Lessor agrees to give First Union full right of

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access to the premises after any default by Lessee, together with the right to take possession of and remove such personal property, or to sell the same on the premises provided that such activity shall be completed and the personal property removed within thirty (30) days after such default as hereinabove provided.

    14. SURRENDER OF LEASED PREMISES. Lessee agrees to surrender the leased premises at the expiration or earlier termination of this Lease, or extension hereof, or any other holdover occupancy, in as good condition as when the leased premises were delivered to Lessee, ordinary wear, tear and damage or loss by the elements, fire, casualty, or any of the perils comprehended by the standard extended coverage insurance clause excepted. All other damages must be paid for by Lessee.

    15. HOLDOVER. Should Lessee hold over the leased premises or any part thereof after the expiration of the term of this Lease, unless otherwise agreed in writing, such holding over shall constitute a tenancy from month to month only, and Lessee shall pay monthly rental equal to the monthly rental in effect immediately preceding the expiration of the preceding term hereof, payable in advance, but otherwise on the same terms and conditions as herein provided.

    16. WAIVER OF COVENANTS. It is agreed that the waiving of any of the covenants of this Lease by either party shall be limited to the particular instance and shall not be deemed to

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waive any other breaches of such covenant or any provision contained herein.

    17. DEFAULT EXCEPT RENT. If Lessee shall default in the fulfillment of any of the covenants and conditions hereof, except default in the payment of rent, Lessor may, at Lessor's option, after thirty (30) days prior written notice to Lessee, make performance for Lessee and, for that purpose, advance such amounts as may be necessary. Any amounts so advanced, or any expense incurred or sum of money paid by Lessor by reason of the failure of Lessee to comply with any covenant, agreement, obligation, or provisions of this Lease or in defending any action to which Lessor may be subjected by reason of any such failure shall be deemed to be additional rental for the leased premises and shall be due and payable to Lessor on demand. The acceptance by Lessor of any monthly installment of rental hereunder shall not be a waiver of any other rental hereunder then due.

    If Lessee shall default in fulfillment of any of the covenants or conditions of this Lease (other than the covenants for the payment of rental or other amounts) and any such default shall continue for a period of thirty
(30) days after written notice from Lessor to Lessee, the Lessor may, at Lessor's option, terminate this Lease by giving Lessee notice of such termination and, thereupon, this Lease shall expire as fully and completely as if that day were the date definitely fixed for the expiration

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of the term of this Lease, and Lessee shall then quit and surrender the leased premises, provided, however, if any such default requires more than thirty (30) days to remedy and Lessee is proceeding to cure such default, Lessor shall not be entitled to terminate this Lease on account of such default unless Lessee fails to commence curing such default promptly and/or fails to prosecute the curing of such default to completion diligently.

    18. DEFAULT IN RENT; INSOLVENCY OF LESSEE. If Lessee shall default in the payment of the rental reserved hereunder, or any part thereof, or in making any other payment herein provided for, and any such default shall continue for a period of fifteen (15) days after written notice from Lessor to Lessee, or if the leased premises or any part thereof shall be abandoned or vacated without payment of rent, or if Lessee shall be dispossessed by or under authority other than Lessor, if Lessee shall file a voluntary petition in bankruptcy, or if Lessee shall file any petition or institute any proceeding under any insolvency or Bankruptcy Act (or any amendment thereto hereafter made) seeking to effect a reorganization or a composition with Lessee's creditors, or if (in the proceedings based on the insolvency of Lessee or relating to bankruptcy proceedings) a receiver or trustee shall be appointed for Lessee or the leased premises, or if any proceedings shall be commenced for the reorganization of Lessee, or if the leasehold estate created hereby shall be taken on execution or by any process of law, or

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if Lessee shall admit in writing Lessee's inability to pay Lessee's obligations generally as they become due, then Lessor may, at Lessor's option, terminate this Lease, without further notice, and Lessor and Lessor's agents and servants may immediately, or at any time thereafter, re-enter the leased premises and remove all persons and property therefrom subject to rights of First Union National Bank or substitute lender of Lessee (by legal proceedings or by force or otherwise) without being liable to indictment, prosecution, or damage therefor, or without terminating this Lease to recover the leased premises as aforesaid and in that event Lessor agrees to use Lessor's best efforts to relet said premises on behalf of the Lessee at whatever rent, for a term that may be more or less than the expired portion of the within Lease, and upon such other terms, provisions and conditions as Lessor deem advisable, applying any moneys collected first to the payment of resuming or obtaining possession, and second to the payment of costs of placing the leased premises in rentable condition, third in the payment of any real estate commission incurred by Lessor in such reletting and fourth, for the payment of any rental or other charges due hereunder and any other charges due to Lessor. Lessee shall remain liable for any deficiency in rental which shall be paid upon demand therefor to Lessor.

    19. CONDEMNATION. If the whole of the leased premises shall be taken or condemned in any eminent domain, condemnation

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or like proceeding by any competent authority for any public or quasi-public use or purpose (including, for the purposes of this Section, any voluntary conveyance in lieu of such proceeding), or if such portion thereof shall be taken or condemned as to make it unreasonable to use the remaining portion for the conduct of Lessee's business, then in any of such events, the term of this Lease shall cease and terminate as of the date of such taking or condemnation. Any award of compensation shall be divided as the parties interest may appear. Notwithstanding the earlier termination, the Lessee shall continue to pay the rent hereunder and to make all other payments required hereunder until such time as the Lessee vacates the leased premises or shall be required to surrender possession of the leased premises as a consequence of such taking or condemnation, but not thereafter.

    If only a part of the leased premises shall be taken or condemned and the taking or condemnation of such part does not make it unreasonable to use this remainder for the conduct of Lessee's business, this Lease shall not terminate. In such event, the entire award shall belong to the Lessor and out of the award to the Lessor and subject to the prior rights of any Mortgagee, so much thereof as shall be reasonably necessary to repair any damage to the building and other improvements on the leased premises or to alter or modify them so as to render them a complete and satisfactory architectural unit (including parking facilities) shall be expended by Lessor for that purpose. During

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the period of restoration and thereafter the rent hereunder shall be equitably reduced and abated in proportion to that portion of the leased premises of which the Lease shall be deprived on account of such taking or condemnation.

    In the event the parties are unable within a period of thirty (30) days after any controversy arises between them to agree upon (i) whether it is unreasonable for Lessee to use the remainder of the leased premises for the conduct of Lessee's business, or (ii) the reduction or abatement of rent to be made hereunder, then such dispute shall be resolved by arbitration in accordance with the then prevailing rules of the American Arbitration Association and the costs thereof shall be borne or apportioned and paid as determined by such arbitration.

    20. FAILURE TO PERFORM COVENANT. Any failure on the part of either party to this Lease to perform any obligation hereunder, and any delay in doing any act required hereby shall be excused if such failure or delay is caused by any strike, lockout, governmental restriction or any other similar cause beyond the control of the party so failing to perform, to the extent and for the period that such continues, save and except that the provisions of this Section shall not excuse a nonpayment of rental or other sums due hereunder on the due date thereof.

    21. QUIET ENJOYMENT. If and so long as Lessee pays the rentals reserved by this Lease and performs and observes all the covenants and provisions hereof to be performed and observed by

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Lessee, Lessee shall quietly enjoy the leased premises, subject, however, to the terms of this Lease, and Lessors will warrant and defend Lessee in the enjoyment and peaceful possession of the leased premises throughout the term of this Lease, including any extension hereof, or other holdover occupancy.

    22. ACCESS TO LEASED PREMISES. Lessor or Lessor's agents shall have the right to enter the leased premises at all reasonable times for the purpose of inspecting or examining the same and to make such repairs as Lessor shall deem necessary or as may be required to be made by Lessor.

    23. RIGHT OF FIRST REFUSAL. Lessee shall have the right of first refusal at any time during the initial term or any extended term of the Lease by matching a BONA FIDE contractual offer to purchase by a party unrelated to the owner within thirty (30) days of written notice.

    24. OPTION TO EXTEND LEASE. The Lessee shall have the option to extend the within Lease for two (2) additional five year periods. The rent shall be adjusted at the beginning of each five year period to reflect the change in the Consumer Price Index. Provided, however, no increase shall be greater than ten (10%) per cent of the base rent for the previous term. In no event shall the rent be less than the amount of the base term. Renewal terms shall be exercised by Lessee by delivery to Lessor of written notice of its intention to exercise such option no

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later than ninety (90) days prior to the termination of the term of the Lease then in effect.

     25. RIGHTS OF SUCCESSORS AND ASSIGNS. The covenants and agreements contained in the within Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective successors in interest, except as expressly otherwise herein provided.

     26. LEASE DOCUMENTARY STAMPS. Lessee shall pay documentary stamps as required by South Carolina Law for the execution of this Lease.

     27. ENTIRE AGREEMENT. This Lease and the exhibit attached hereto set forth all the covenants, promises, agreements, conditions and understandings between Lessor and Lessee concerning the leased premises, and there are no covenants, promises, agreements, conditions, or understanding, either oral or written, between them other than as herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change, or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them. Lessee agrees that Lessor and Lessor's agents have made no representations or promises with respect to the leased premises or the building or the property which are a part thereof except as herein expressly set forth.

     28. SECTION HEADING. The section headings as to the contents of particular sections herein are inserted only for

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convenience and are in no way to be construed as part of such section or as a limitation on the scope of the particular section to which they refer.

     29. GOVERNING LAW. This Lease shall be governed by, construed, and enforced in accordance with the laws of the State of South Carolina.

     30. GRAMMATICAL USAGE. In construing this Lease, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.

     IN WITNESS THEREOF, the parties hereto have caused these presents to be executed as of the day and year first above written.

IN THE PRESENCE OF:

/s/ [ILLEGIBLE SIGNATURE]                 /s/ C. E. Runion (LS)
- -------------------------                 ---------------------------
                                               C. E. RUNION

Evelyn S. Parrish
- -------------------------
As to Lessor



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IN THE PRESENCE OF:


                                        DOUBLE ENVELOPE CORPORATION
/s/ [ILLEGIBLE SIGNATURE]                 By: /s/ [ILLEGIBLE SIGNATURE] (LS)
- -------------------------                     -----------------------------

/s/ Ann P. Wright
- ------------------------
As to Lessee

STATE OF SOUTH CAROLINA  )
                         )                        PROBATE
COUNTY OF GREENVILLE     )

          PERSONALLY appeared the undersigned witness and made oath that (s)he saw the within named Lessor sign, seal and as his act and deed deliver the within written Lease and that (s)he, with the other witness subscribed above, witnessed the execution thereof.

SWORN to before me this

4th day of March, 1992.
- ---        -----

/s/ Evelyn S. Parrish  (LS)
- ------------------------
Notary Public for South Carolina                  /s/ Eddie Runion
                                                  -----------------------

My Commission expires 9-24-1997


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COMMONWEALTH OF VIRGINIA )
                         )                        PROBATE
COUNTY OF ROANOKE        )

          PERSONALLY appeared before the undersigned witness and made oath that (s)he saw the within named Lessee sign, seal and as its act and deed deliver the within written Lease and that (s)he, with the other witness subscribed above, witnessed the execution thereof.

SWORN to before me this

4th day of March, 1992.
- ---        -----

/s/ Ann P. Wright             (LS)
- ------------------------
Notary Public for Virginia                       /s/ [ILLEGIBLE SIGNATURE]
                                                  ------------------------

My Commission expires 5/11/92

                                      EXHIBIT A

ALL that certain piece, parcel or tract of land with improvements thereon, situate, lying and being in the County of Greenville, State of South Carolina, at the intersection of U.S. Highway #25 and Hawkins Road, containing 3.46 acres, more or less, and having, according to a plat entitled "Eddie Runion", dated May 20, 1987, prepared by W.R. Williams, Jr., Engineer/Surveyor, the following metes and bounds, to-wit:

BEGINNING at an iron pin located at the intersection of Hawkins Road and U.S. Highway #25 and running thence with the eastern side of U.S. Highway #25, N.0-31 E. 77.11 feet to an iron pin, N.5-19 E. 99.99 feet to an iron pin, N.8-07 E. 99.98 feet to an iron pin, N.11-38 E. 100.08 feet to an iron pin, N.14-15 E. 91.67 feet to an iron pin; thence turning and running with the joint line of subject property and property now or formerly of Montgomery, S. 62-51 E. 659.75 feet to an iron pin located on the northern side of Hawkins Road; thence running with the northern side of the right of way of Hawkins Road, S.76-08 W. 673.57 feet to the point of beginning.

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